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                                                                   EXHIBIT 10.10

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GREYROCK
BUSINESS
CREDIT

A NATIONSBANK COMPANY


                       SECOND AMENDMENT TO LOAN DOCUMENTS

BORROWER:     SYNQUEST, INC.
ADDRESS:      3500 PARKWAY LANE, SUITE 555
              NORCROSS, GA  30092

DATE:         SEPTEMBER 24, 1997

         THIS SECOND AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is entered into between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation ("GBC"), whose address is 10880 Wilshire Boulevard, Suite 950, Los Angeles, California 90024, and the Borrower named above ("Borrower").

         GBC and Borrower agree to amend and supplement the Loan and Security Agreement between them, dated July 10, 1996, as amended (the "Loan Agreement"), as follows. (This Amendment, the Loan Agreement, and all other written documents and agreements between GBC and Borrower, are referred to herein collectively as the "Loan Documents." Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

         1. Amendment of Credit Limit. Section 1 of the Schedule to the Loan Agreement is amended in its entirety to read as follows:

1. CREDIT LIMIT   An amount not to exceed the lesser of (1) and (2) below:
  (Section 1.1)

                  (1)      $15,000,000 at any one time outstanding; and

                  (2) an amount equal to the sum of the following (without duplication);

                           (i) an amount equal to 80% of Borrower's Eligible Receivables (as defined in Section 8 above) and the Eligible Receivables of Bender Consulting, Inc. ("BCI"); plus

                           (ii) the Overadvance Commitment (as defined below); plus

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                           (iii)    the amount from time to time outstanding
                                    under the Term Loan described below.

                  As used herein, the "Overadvance Commitment" means an amount of up to $2,500,000 at any one time outstanding; provided that the Overadvance Commitment shall reduce to $0 and be available hereunder for a period of five consecutive days during the fifteen day period following the end of each fiscal quarter of Borrower, and no Loans may be made or outstanding pursuant to the Overadvance Commitment during such clean-up period.

         Subject to the other provisions of the Loan and Security Agreement (including, without limitation, the foregoing Credit Limit), the Borrower may request a term loan (the "Term Loan") in the principal amount of $5,000,000 to be funded on the date the conditions precedent set forth below are satisfied. The Term Loan shall be evidenced by a promissory note in substantially the form of Exhibit A hereto.

         For purposes of this Agreement, the following provisions shall apply so long as Loans are being made hereunder with respect to any Receivables of BCI:

         (1) all representations and warranties of BCI made in the Security Agreement dated June 16, 1997 (the "Security Agreement"), between BCI and GBC, relating to any Receivable of BCI with respect to which any Loan is requested by Borrower, including the representations set forth in Section 2.12 of the Security Agreement, shall be true and correct on the date any such Loan is made; and

         (2) Borrower shall, or shall cause BCI to, provide GBC with the daily reporting of transactions and daily schedules and assignments of BCI's Receivables and schedules of collections, as called for by Section 4.3 hereof with respect to Borrower's Receivables, and Borrower shall deliver, or cause BCI to deliver, all proceeds of BCI's Receivables to GBC, within one business day after receipt, as called for by Sections 4.4 and 5.4 hereof with respect to Borrower's Receivables.

         As used in this Schedule, the terms "Receivables" and "Eligible Receivables" (as defined in Section 8) shall be deemed to include a reference to BCI in each place in such definitions in which a reference to Borrower is made.

         (3) Conditions Precedent. The effectiveness of this Amendment shall be subject to the conditions precedent that GBC shall have received (i) Consent to Amendment, in form and substance satisfactory to GBC, executed by Bender Consulting, Inc., a corporation organized under the laws of the State of Georgia, as Guarantor, evidencing such Guarantor's consent hereto, (ii) Borrower's Resolutions authorizing this Amendment, and (iii) an amendment fee in the amount of $75,000, which shall be payable on the execution hereof by Borrower.

         (4) Representations True. To induce GBC to enter into this Amendment, Borrower hereby confirms and restates, as of the date hereof, the representations and warranties made by it in Section 3 of the Loan Agreement. For the purposes of this Section 4 each reference in Section 3 of the Loan Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or


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GREYROCK BUSINESS CREDIT                             AMENDMENT TO LOAN DOCUMENTS
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words of like import in such Section, shall mean and be a reference to the Loan
Agreement as amended by this Amendment.

         (5) General Provisions. GBC's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supercede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended and supplemented, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed. This Amendment forms part of the Loan Agreement and the terms of the Loan Agreement are incorporated herein by reference.

BORROWER:                                  GBC:

SYNQUEST, INC.                             GREYROCK BUSINESS CREDIT,
                                           A DIVISION OF NATIONSCREDIT
                                           COMMERCIAL CORPORATION

BY:                                        BY: /s/ Lisa Nagano
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       PRESIDENT OR VICE PRESIDENT         TITLE: Vice President
                                                 -----------------------------

BY: /s/ Mark Simcoe
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       SECRETARY OR ASS'T SECRETARY


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